UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 11, 2016

LIBERTY BROADBAND CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36713	47-1211994
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Matters

On January 11, 2016, the Delaware Court of Chancery (the “Court”) entered a stipulated order regarding notice of the proposed dismissal (the “Proposed Dismissal”) of all claims in the putative class action captioned Belle Cohen v. John C. Malone et al., C.A. No. 11416-VCG (the “Class Action”).  The order requires Liberty Broadband Corporation (the “Company”) to provide notice of the Proposed Dismissal and certain other information to the Company’s stockholders by way of this Form 8-K.

On August 11, 2015, the Company filed a definitive proxy statement with the U.S. Securities and Exchange Commission (the “Proxy Statement”) for the Company’s special meeting of stockholders to be held on September 23, 2015.  At the special meeting, stockholders were asked to vote on a proposal to approve the issuance of shares of the Company's Series C common stock pursuant to the terms of certain amended and restated investment agreements entered into by the Company with various investors and an amended and restated assignment and assumption of investment agreement entered into by the Company, among others.    The Class Action alleged that the Proxy Statement omitted material facts.  On September 11, 2015, the Company filed a supplement to the Proxy Statement containing certain supplemental disclosures (the “Supplemental Disclosures”).  Counsel for the Class Action plaintiff thereafter advised that because the Supplemental Disclosures mooted the claims in the Class Action, Plaintiff intended to dismiss the suit.  As a result of the parties’ subsequent negotiations, the Company has agreed to pay Plaintiff’s counsel a fee in the amount of $450,000 for the benefits conferred on the Company’s stockholders by the Supplemental Disclosures (the “Agreed Fee”).  Plaintiff and Plaintiff’s counsel have determined that the Agreed Fee is reasonable compensation for the benefits conferred, and Plaintiff’s counsel has accordingly agreed that there is no need to petition the Court for a fee award.

Within three business days after this Current Report on Form 8-K (“Form 8-K”) has been filed with the Securities and Exchange Commission, the Company will file an affidavit with the Court certifying that the Form 8-K has been filed and, after the affidavit has been filed, the parties will file a Stipulation and [Proposed] Order of Dismissal.  The Plaintiff has determined to dismiss the complaint in the Class Action with prejudice as to the named Plaintiff only because Plaintiff has determined that the Supplemental Disclosures mooted Plaintiff’s claims.

A copy of the Stipulation and [Proposed] Order Regarding Notice of Dismissal is attached hereto as Exhibit 99.1 and is available for viewing on the Company’s website at www.libertybroadband.com. The information on the Company’s website is not a part of this Current Report and is not incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit No.	Name

99.1	Stipulation and [Proposed] Order Regarding Notice of Dismissal.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 13, 2016

LIBERTY BROADBAND CORPORATION

By:  /s/ Wade Haufschild

Name: Wade Haufschild

Title:  Vice President

EXHIBIT INDEX

Exhibit No.	Name

99.1	Stipulation and [Proposed] Order Regarding Notice of Dismissal.